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                                                                    EXHIBIT 23.1


INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Amendment No. 1 to Registration Statement No. 333-32794 of BUCA, Inc. and Subsidiaries on Form S-1 of our report dated January 21, 2000 (March 3, 2000 as to Note 3) appearing in the Prospectus, which is part of this Registration Statement and to the reference to us under the headings "Selected Financial Data" and "Experts" in such Prospectus.

                                                       /s/ Deloitte & Touche LLP


Minneapolis, Minnesota
March 20, 2000